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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANTS

                                                          Jurisdiction of
                                                          Incorporation of   Business Names of
     Registrant                    Subsidiaries              Subsidiary         Subsidiary
- ----------------------------------------------------------------------------------------------
United Refining Company       United Refining Company           PA               Kwik Fill
                              of Pennsylvania                                    Red Apple
                                                                                 Food Mart
                                                                                 Super Kwik

                              Kiantone Pipeline                 NY               None
                              Corporation

Kiantone Pipeline             Kiantone Pipeline Company         PA               None
Corporation

United Refining Company       Kwik-Fill, Inc.                   PA               None
of Pennsylvania

                              Kwik-Fil, Inc.                    NY               None

                              Independent Gasoline & Oil        NY               None
                              Company of Rochester, Inc.

                              Bell Oil Corp.                    MI               None

                              PPC, Inc.                         OH               None

                              Super Test Petroleum, Inc.        MI               None

                              Vulcan Asphalt Refining           DE               None
                              Corporation

                              United Jet Center, Inc.           DE               None

Kiantone Pipeline             None
Company

Kwik-Fill, Inc.               None

Kwik-Fil, Inc.                None

Independent Gasoline &        None
Oil Company of Rochester,
Inc.

Bell Oil Corp.                None

PPC, Inc.                     None

Super Test Petroleum, Inc.    None

Vulcan Asphalt Refining       None
Corporation

United Jet Center, Inc.       None
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